Putnam Ohio Tax Exempt Income Fund
The fund's portfolio
8/31/20 (Unaudited)
Key to holding's abbreviations
AGM — Assured Guaranty Municipal Corporation
AMBAC — AMBAC Indemnity Corporation
COP — Certificates of Participation
FRB — Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
G.O. Bonds — General Obligation Bonds
NATL — National Public Finance Guarantee Corporation
PSFG — Permanent School Fund Guaranteed
VRDN — Variable Rate Demand Notes, which are floating-rate securities with long-term maturities that carry coupons that reset and are payable upon demand either daily, weekly or monthly. The rate shown is the current interest rate at the close of the reporting period. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index rate, which was 0.09% as of the close of the reporting period.

MUNICIPAL BONDS AND NOTES (94.9%)(a)
	Rating(RAT)	Principal amount	Value
Alaska (1.3%)
AK State Indl. Dev. & Export Auth. Rev. Bonds, (Tanana Chiefs Conference), Ser. A
5.00%, 10/1/31	A+/F	$500,000	$641,050
5.00%, 10/1/30	A+/F	650,000	841,679

			1,482,729
Guam (1.4%)
Territory of GU, Govt. G.O. Bonds, 5.00%, 11/15/31	Ba1	585,000	615,736
Territory of GU, Port Auth. Rev. Bonds, Ser. B
5.00%, 7/1/37	A	200,000	228,614
5.00%, 7/1/36	A	400,000	458,920
5.00%, 7/1/33	A	200,000	231,798

			1,535,068
Illinois (1.1%)
IL State G.O. Bonds, Ser. B, 5.00%, 10/1/32	Baa3	1,050,000	1,186,122

			1,186,122
Indiana (1.7%)
Whiting, Env. Fac. Mandatory Put Bonds (6/5/26), (BP Products North America, Inc.), Ser. A, 5.00%, 12/1/44	A1	1,500,000	1,839,615

			1,839,615
New York (0.1%)
NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. VRDN, Ser. DD-1, 0.02%, 6/15/43	VMIG 1	100,000	100,000

			100,000
Ohio (84.8%)
Allen Cnty., Hosp. Fac. Rev. Bonds
5.00%, 8/1/21	A1	400,000	416,616
Ser. A, 4.00%, 8/1/38	A1	1,370,000	1,546,278
American Muni. Pwr., Inc. Rev. Bonds
(Greenup Hydroelectric Pwr. Plant), Ser. A, 5.00%, 2/15/41	A1	1,000,000	1,173,220
(Hydroelectric Pwr. Plant), Ser. A, 5.00%, 2/15/41	A2	830,000	970,004
Bluffton, Hosp. Fac. Rev. Bonds, (Blanchard Valley Hlth. Syst.), 5.00%, 12/1/31	A2	650,000	796,198
Bowling Green State U. Rev. Bonds, Ser. A, 5.00%, 6/1/42	A1	1,000,000	1,148,110
Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds
Ser. B-2, Class 2, 5.00%, 6/1/55	BB/P	1,000,000	1,100,000
Ser. A-2, Class 1, 4.00%, 6/1/48	BBB+	1,500,000	1,659,315
Carlisle, Local School Dist. G.O. Bonds, (School Impt.)
5.00%, 12/1/47	AA	500,000	587,835
5.00%, 12/1/42	AA	350,000	413,259
5.00%, 12/1/37	AA	100,000	119,148
Centerville, Hlth. Care Rev. Bonds, (Graceworks Lutheran Svcs.), 5.25%, 11/1/50	BB+/P	500,000	512,555
Cincinnati, G.O. Bonds, Ser. D, 4.00%, 12/1/32 (Prerefunded 12/1/22)	Aa2	500,000	542,580
Cincinnati, Econ. Dev. Rev. Bonds, (Keystone Parke Phase III), Ser. B, 5.00%, 11/1/40	AA	500,000	599,470
Cleveland, Income Tax Rev. Bonds
(Impt. Pk. & Recreational), 5.00%, 10/1/33	AA	615,000	757,434
(Pub. Fac. Impt.), Ser. B-1, 5.00%, 10/1/33	AA	300,000	371,688
(Bridges & Roadways Impt.), Ser. B-2, 5.00%, 10/1/32	AA	1,000,000	1,248,480
(Pub. Fac. Impt.), Ser. B-1, 5.00%, 10/1/32	AA	500,000	624,240
(Impt. Bridges), 4.00%, 10/1/29	AA	300,000	356,751
(Impt. Bridges), 4.00%, 10/1/28	AA	400,000	479,660
Cleveland, Pkg. Fac. Rev. Bonds, AGM, 5.25%, 9/15/22	AA	1,630,000	1,791,908
Cleveland, Pub. Pwr. Syst. Rev. Bonds
Ser. A, AGM, 4.00%, 11/15/38	AA	600,000	696,192
Ser. A, AGM, 4.00%, 11/15/36	AA	750,000	882,870
Ser. B-1, NATL, zero %, 11/15/25	A3	3,000,000	2,863,020
Cleveland, State U. Rev. Bonds, 5.00%, 6/1/37	A1	1,500,000	1,567,785
Cleveland, Wtr. Poll. Control Rev. Bonds, (Green Bonds)
5.00%, 11/15/41	Aa3	500,000	594,980
5.00%, 11/15/36	Aa3	435,000	522,252
Cleveland-Cuyahoga Cnty., Rev. Bonds, (Euclid Ave. Dev., Corp.), 5.00%, 8/1/39	A2	1,000,000	1,058,070
Cleveland-Cuyahoga Cnty., Port Auth. Cultural Fac. Rev. Bonds, (Playhouse Square Foundation), 5.50%, 12/1/53	BB+	700,000	726,712
Columbus, Metro. Library Special Oblig. Rev. Bonds, 4.00%, 12/1/38	Aa2	1,000,000	1,193,340
Columbus, Swr. VRDN, Ser. B, 0.06%, 6/1/32	VMIG 1	1,430,000	1,430,000
Confluence Cmnty. Auth. Rev. Bonds, (Stadium & Sports), 4.00%, 5/1/36	AA+	1,000,000	1,170,060
Cuyahoga Cmnty., College Dist. Rev. Bonds, Ser. D, 5.00%, 8/1/32	Aa2	750,000	814,185
Cuyahoga Cnty., COP, (Convention Hotel), 5.00%, 12/1/27	AA-	1,250,000	1,374,400
Cuyahoga Cnty., Econ. Dev. Rev. Bonds
5.00%, 1/1/41	A	1,435,000	1,673,382
5.00%, 1/1/37	A	400,000	471,888
5.00%, 1/1/34	A	300,000	357,924
Fairview Park City School Dist. G.O. Bonds, 5.00%, 12/1/42	Aa2	1,000,000	1,109,090
Franklin Cnty., Rev. Bonds, (Trinity Hlth. Corp. Oblig. Group), Ser. 17OH, 5.00%, 12/1/46	Aa3	2,445,000	2,902,093
Franklin Cnty., Convention Fac. Auth. Rev. Bonds, (Greater Columbus Convention Ctr. Hotel Expansion), 5.00%, 12/1/44	BBB-	1,000,000	961,190
Franklin Cnty., Hlth. Care Fac. Rev. Bonds, 5.00%, 11/15/44	BBB+/F	1,000,000	1,043,390
Franklin Cnty., Hosp. Fac. Rev. Bonds, (Nationwide Children's Hosp.), Ser. A
4.00%, 11/1/39	Aa2	500,000	570,255
4.00%, 11/1/38	Aa2	300,000	342,969
Gallia Cnty., Local School Impt. Dist. G.O. Bonds, 5.00%, 11/1/27	Aa2	815,000	960,119
Hamilton Cnty., Hlth. Care Rev. Bonds, (Life Enriching Cmnty.), 5.00%, 1/1/46	BBB-/F	1,000,000	1,035,860
Hamilton Cnty., Hosp. Fac. Rev. Bonds, (TriHealth, Inc. Oblig. Group), Ser. A, 5.00%, 8/15/42	A+	970,000	1,158,859
Hamilton Cnty., Sales Tax Rev. Bonds, Ser. B, AMBAC
zero %, 12/1/24	A1	3,000,000	2,854,500
zero %, 12/1/22	A1	500,000	489,025
Huber Heights City School Dist. G.O. Bonds, (School Impt.), 5.00%, 12/1/31	Aa2	1,000,000	1,214,480
Huran Cnty., Human Svcs. G.O. Bonds, NATL, 6.55%, 12/1/20	Aa3	255,000	258,960
Kent State U. Rev. Bonds, (Gen. Receipts), 5.00%, 5/1/30	Aa3	1,000,000	1,194,980
Lake Cnty., Cmnty. College Dist. COP, 4.00%, 10/1/35	A2	1,840,000	2,108,235
Lake Cnty., Hosp. Fac. Rev. Bonds, (Lake Hosp. Syst., Inc.), Ser. C, 6.00%, 8/15/43	Baa1	180,000	180,535
Lakewood, City School Dist. G.O. Bonds, (School Fac. Impt.), Ser. B
4.00%, 11/1/35	Aa2	500,000	581,405
4.00%, 11/1/34	Aa2	430,000	501,853
4.00%, 11/1/33	Aa2	375,000	440,164
4.00%, 11/1/32	Aa2	225,000	266,031
Lorain Cnty., Port Auth. Econ. Dev. Facs. Rev. Bonds, (Kendal at Oberlin), 5.00%, 11/15/30	A	750,000	816,960
Lucas Cnty., Hlth. Care Fac. Rev. Bonds
(Lutheran Homes), Ser. A, 7.00%, 11/1/45 (Prerefunded 11/1/20)	BB+/P	700,000	707,791
(Sunset Retirement Cmntys.), 5.50%, 8/15/30	A-/F	650,000	668,239
Miami Cnty., Hosp. Fac. Rev. Bonds, (Kettering Hlth. Network Oblig. Group), 5.00%, 8/1/39	A+	1,000,000	1,219,050
Miami U. Rev. Bonds
5.00%, 9/1/41	Aa3	500,000	596,945
Ser. A, 5.00%, 9/1/36	Aa3	1,000,000	1,307,170
Middleburg Heights, Hosp. Rev. Bonds, (Southwest Gen. Hlth. Ctr.), 5.00%, 8/1/47 (Prerefunded 8/1/22)	A2	1,200,000	1,300,560
New Albany, Plain Local School Dist. G.O. Bonds, (School Impt.), 4.00%, 12/1/29	Aa1	1,410,000	1,509,645
North Royalton, City School Dist. G.O. Bonds, (School Impt.), 5.00%, 12/1/47	Aa2	2,000,000	2,330,200
Northeastern Local School Dist. Clark Cnty., G.O. Bonds, AGM, 4.00%, 12/1/34	AA	790,000	937,059
OH State G.O. Bonds, (Infrastructure Impt.), Ser. A, 4.00%, 2/1/33	Aa1	2,315,000	2,437,672
OH State Higher Edl. Fac. Comm. Rev. Bonds
(Summa Hlth. Syst.), 5.75%, 11/15/40	Baa2	370,000	371,384
5.25%, 12/1/48	BB	250,000	252,645
(Case Western Reserve U.), 5.00%, 12/1/40	AA-	1,000,000	1,168,670
(Oberlin Coll.), 5.00%, 10/1/31	AA	650,000	718,718
(U. of Dayton), Ser. A, 5.00%, 12/1/24	A+	285,000	335,616
(Kenyon College 2020), 4.00%, 7/1/44	A2	1,400,000	1,590,442
(Kenyon College 2020), 4.00%, 7/1/40	A2	730,000	838,821
(Xavier U.), 4.00%, 5/1/40	A3	600,000	688,422
OH State Hosp. Rev. Bonds, (U. Hosp. Hlth. Syst.), Ser. A, 5.00%, 1/15/41	A2	1,000,000	1,143,260
OH State Hosp. Fac. Rev. Bonds, (Cleveland Clinic Hlth. Syst.), Ser. A, 4.00%, 1/1/34	Aa2	1,250,000	1,459,125
OH State Private Activity Rev. Bonds, (Portsmouth Bypass Gateway Group, LLC), AGM, 5.00%, 12/31/39	AA	750,000	855,638
OH State Tpk. Comm. Rev. Bonds, (Infrastructure), Ser. A-1, 5.25%, 2/15/32	Aa3	350,000	384,815
OH State U. Rev. Bonds, Ser. A, 5.00%, 12/1/39	Aa1	1,000,000	1,170,730
OH State Wtr. Dev. Auth. Rev. Bonds, Ser. A, 5.00%, 12/1/34	Aaa	750,000	918,480
OH U. Gen. Recipients Athens Rev. Bonds, 5.00%, 12/1/42 (Prerefunded 6/1/22)	Aa3	500,000	541,560
Revere, Local School Dist. G.O. Bonds, (School Fac. Impt.), Ser. C
4.00%, 12/1/33	Aa1	270,000	320,439
4.00%, 12/1/31	Aa1	1,000,000	1,202,310
Rickenbacker, Port Auth. Rev. Bonds, (OASBO Expanded Asset Pooled), Ser. A, 5.375%, 1/1/32	A2	870,000	1,148,000
Scioto Cnty., Hosp. Rev. Bonds, (Southern OH Med. Ctr.)
5.00%, 2/15/34	A3	1,025,000	1,166,112
5.00%, 2/15/32	A3	865,000	990,745
Summit Cnty., G.O. Bonds, 4.00%, 12/1/31	Aa1	750,000	839,370
Toledo, Wtr. Wks. Syst. Rev. Bonds, 5.00%, 11/15/36	Aa3	500,000	612,490
Toledo-Lucas Cnty., Port Auth. FRB, (CSX Transn, Inc.), 6.45%, 12/15/21	A3	1,900,000	2,033,741
U. of Akron Rev. Bonds, Ser. A
5.00%, 1/1/31	A1	500,000	572,830
5.00%, 1/1/28	A1	1,000,000	1,125,580
Warren Cnty., Hlth. Care Fac. Rev. Bonds, (Otterbein Homes Oblig. Group)
Ser. A, 5.75%, 7/1/33	A	500,000	545,840
5.00%, 7/1/39	A	1,000,000	1,083,510
Willoughby-Eastlake, City School Dist. G.O. Bonds, (School Impt.), 5.00%, 12/1/46 (Prerefunded 12/1/25)	A2	1,000,000	1,236,850
Youngstown State U. Rev. Bonds, 5.00%, 12/15/25	A+	500,000	516,372

			94,449,608
Texas (2.2%)
Clifton, Higher Ed. Fin. Corp. Rev. Bonds, (IDEA Pub. Schools), PSFG, 4.00%, 8/15/32	AAA	2,000,000	2,430,980

			2,430,980
Washington (2.3%)
Grant Cnty., Pub. Util. Dist. No. 2 Mandatory Put Bonds (12/2/20), (Elec. Syst.), 2.00%, 1/1/44	AA+	2,600,000	2,600,000

			2,600,000

Total municipal bonds and notes (cost $99,281,341)			$105,624,122

SHORT-TERM INVESTMENTS (4.5%)(a)
		Principal amount/ shares	Value
Putnam Short Term Investment Fund 0.21%(AFF)	Shares	4,802,945	$4,802,945
U.S. Treasury Bills 0.015%, 9/3/20		$113,000	112,999
U.S. Treasury Bills 0.005%, 9/10/20		69,000	68,999

Total short-term investments (cost $4,984,945)			$4,984,943
TOTAL INVESTMENTS

Total investments (cost $104,266,286)			$110,609,065

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 8/31/20 (Unaudited)
Swap counterparty/ notional amount	Value	Upfront premium received (paid)	Termi- nation date	Payments received (paid) by fund	Total return received by or paid by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC
$1,085,000	$1,661	$—	12/1/20	—	0.36% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	$(1,661)
1,085,000	439	—	11/25/20	—	0.38% minus Municipal Market Data Index AAA municipal yields 5 Year rate — At maturity	439

Upfront premium received		—	Unrealized appreciation			439

Upfront premium (paid)		—	Unrealized (depreciation)			(1,661)

Total		$—			Total	$(1,222)

	Notes to the fund's portfolio
	Unless noted otherwise, the notes to the fund's portfolio are for the close of the fund's reporting period, which ran from June 1, 2020 through August 31, 2020 (the reporting period). Within the following notes to the portfolio, references to "Putnam Management" represent Putnam Investment Management, LLC, the fund's manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, references to "ASC 820" represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to "OTC", if any, represent over-the-counter.
(a)	Percentages indicated are based on net assets of $111,349,136.
(RAT)	The Moody's, Standard & Poor's or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Fitch are indicated by "/F." Securities rated by Putnam are indicated by "/P." The Putnam rating categories are comparable to the Standard & Poor's classifications. If a security is insured, it will usually be rated by the ratings organizations based on the financial strength of the insurer. For further details regarding security ratings, please see the Statement of Additional Information.
(AFF)	Affiliated company. For investments in Putnam Short Term Investment Fund, the rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period. Transactions during the period with any company which is under common ownership or control were as follows:
	Name of affiliate	Fair value as of 5/31/20	Purchase cost	Sale proceeds	Investment income	Shares outstanding and fair value as of 8/31/20
	Short-term investments
	Putnam Short Term Investment Fund*	$1,773,781	$6,108,847	$3,079,683	$3,039	$4,802,945

	Total Short-term investments	$1,773,781	$6,108,847	$3,079,683	$3,039	$4,802,945
	* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.
	Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
	On Mandatory Put Bonds, the rates shown are the current interest rates at the close of the reporting period and the dates shown represent the next mandatory put dates. Rates are set by remarketing agents and may take into consideration market supply and demand, credit quality and the current SIFMA Municipal Swap Index, 1 Month US LIBOR or 3 Month US LIBOR rates, which were 0.09%, 0.16% and 0.24%, respectively, as of the close of the reporting period.
	The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.
	The dates shown on debt obligations are the original maturity dates.
	The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):
	Education	19.4%
	Healthcare	18.9
	Local debt	14.5
	Utilities	12.0
	Security valuation: Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.
	Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.
	Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.
	Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.
	Total return swap contracts: The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.
	To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default.
	For the fund's average notional amount on total return swap contracts, see the appropriate table at the end of these footnotes.
	Master agreements: The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.
	Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.
	Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.
	At the close of the reporting period, the fund had a net liability position of $1,222 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund's investments. The three levels are defined as follows:
Level 1: Valuations based on quoted prices for identical securities in active markets.
Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.
The following is a summary of the inputs used to value the fund's net assets as of the close of the reporting period:
	Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Municipal bonds and notes	$—	$105,624,122	$—
Short-term investments	4,802,945	181,998	—

Totals by level	$4,802,945	$105,806,120	$—
	Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3
Total return swap contracts	$—	$(1,222)	$—

Totals by level	$—	$(1,222)	$—
The volume of activity for the reporting period for any derivative type that was held at the close of the period is listed below and was based on an average of the holdings of that derivative at the end of each fiscal quarter in the reporting period:
OTC total return swap contracts (notional)	$2,000,000
For additional information regarding the fund please see the fund's most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission's Web site, www.sec.gov, or visit Putnam's Individual Investor Web site at www.putnaminvestments.com